EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert O’Connor, Chief Financial Officer of Escalon Medical Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Quarterly Report of Escalon Medical Corp. on Form 10-Q for the quarterly period ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents in all material respects the financial condition and results of operations of Escalon Medical Corp.
Date: November 15, 2010

/s/ Robert O’Connor
Robert O’Connor
Chief Financial Officer